                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 17, 2002
                                ----------------

                 Chase Manhattan Bank, USA National Association
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                        33-59922
                                        33-84844
                                        33-99462
                                        333-22131
                                        333-55817
       United States                    333-39856                22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


          White Clay Center, Building 200, Newark, DE          19711
          -------------------------------------------          -----
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events:

         Providian Master Trust, which was formerly known as First Deposit Master Trust, is the issuer of a number of outstanding series of asset backed securities.

         On June 17, 2002, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Series 1996-1, Series 1997-2, Series 1997-4, Series 1999-1, Series 1999-2, Series 2000-1,
Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

Exhibits      Description
--------      -----------

  20.1        Monthly Reports with respect to the June 17, 2002 distribution

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                           PROVIDIAN MASTER TRUST

                                           By: CHASE MANHATTAN BANK USA,
                                           NATIONAL ASSOCIATION
                                           as Servicer


                                           By:  /s/ Patricia M. Garvey
                                           -----------------------------------
                                           Patricia M. Garvey
                                           Vice President

Date: June 24, 2002

                                  EXHIBIT INDEX

Exhibits      Description
--------      -----------

  20.1        Monthly Reports with respect to the June 17, 2002 distribution